Exhibit 99.1



--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                           MONTH ENDING - AUGUST, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Michael P. McGroarty                           Chief Operating Officer
----------------------------------------           -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Michael P. McGroarty                               9/14/00
----------------------------------------           -----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


                                                   Senior Vice President
/s/ Sheldon A. Paul                                Finance and Administration
----------------------------------------           -----------------------------
    ORIGINAL SIGNATURE OF PREPARER                             TITLE

Sheldon A. Paul                                    9/14/00
----------------------------------------           -----------------------------
       PRINTED NAME OF PREPARER                                DATE

   NAME :       INFORMATION MANAGEMENT ASSOCIATES, INC.
                                   CASE NUMBER :00-33268

                               COMPARATIVE BALANCE SHEET
                                                             Schedule
                                                              Amount
                                                              ------
                                                  ASSETS  July 24, 2000    July 31, 2000    August 31, 2000
                                                          -------------    -------------    ---------------
         1                             UNRESTRICTED CASH         $745,751         $960,212           $612,061
         2                               RESTRICTED CASH          414,160          414,160            414,160
                                                         -----------------------------------------------------
         3                                    TOTAL CASH        1,159,911        1,374,372          1,026,221
                                                         -----------------------------------------------------
         4                      ACCOUNTS RECEIVABLE(NET)          659,117          717,824            946,711
         5                                     INVENTORY           44,647           44,647             44,647
         6                              NOTES RECEIVABLE               -                -                  -
         7                              PREPAID EXPENSES          362,117          362,117            352,493
         8                                         OTHER        9,645,433        9,645,433          9,739,833
                                                         -----------------------------------------------------
         9                          TOTAL CURRENT ASSETS       11,871,224       12,144,391         12,109,905
                                                         -----------------------------------------------------
        10                     PROPERTY, PLANT&EQUIPMENT       10,084,459       10,084,459         10,089,949
        11                  LESS:ACCUMLATED DEPRECIATION      (8,463,070)      (8,463,070)        (8,544,712)
                                                         -----------------------------------------------------
        12              NET PROPERTY , PLANT & EQUIPMENT        1,621,389        1,621,389          1,545,237
        13                             DUE FROM INSIDERS
        14              OTHER ASSETS-NET OF AMORTIZATION        2,520,898        2,520,898          2,482,436
        15                                         OTHER          182,666          182,666            164,705
                                                         -----------------------------------------------------
        16                                  TOTAL ASSETS      $16,196,176      $16,469,344        $16,302,283
                                                         =====================================================

                                                         =====================================================
                      LIABILITIES & STOCKHOLDERS' EQUITY
                                                         =====================================================
                                POSTPETITION LIABILITIES
        17                              ACCOUNTS PAYABLE              $-           $96,665           $305,570
        18                                 TAXES PAYABLE               -                -                  -
        19                                 NOTES PAYABLE               -                -                  -
        20                             PROFESSIONAL FEES               -                -                  -
        21                                  SECURED DEBT               -                -                  -
        22                                         OTHER               -                -                  -
                                                         -----------------------------------------------------
        23                TOTAL POST PETITION LIABILTIES               -            96,665            305,570
                                                         -----------------------------------------------------
                                 PREPETITION LIABILITIES
        24                                  SECURED DEBT          133,261          133,261            103,062
                                           TAXES PAYABLE          305,905          301,610            301,610
        25                                 PRIORITY DEBT               -                -                  -
        26                                UNSECURED DEBT        3,470,818        3,470,818          3,470,818
                           DEFERRED MAINTENANCE REVENUES        3,440,007        3,440,007          3,003,853
        27                                         OTHER          945,206          946,344            802,722
        28                  TOTAL PREPETITION LIABILTIES        8,295,197        8,292,040          7,682,065
                                                         -----------------------------------------------------
        29                             TOTAL LIABILITIES        8,295,197        8,388,705          7,987,635
                                                         -----------------------------------------------------
                                                  EQUITY
        30                    PREPETITION OWNER'S EQUITY        7,900,980        7,900,980          7,900,980
        31          POSTPETITION CUMULATIVE PROFIT(LOSS)               -           179,659            413,668
        32                      DIRECT CHARGES TO EQUITY               -                -                  -
                                                         -----------------------------------------------------
        33                                  TOTAL EQUITY        7,900,980        8,080,639          8,314,648
                                                         -----------------------------------------------------
        34             TOTAL LIABILITIES & OWNERS EQUITY      $16,196,177      $16,469,344        $16,302,283
                                                         =====================================================

    NAME :          INFORMATION MANAGEMENT ASSOCIATES, INC.
                                      CASE NUMBER :00-33268


                    SCHEDULES FOR COMPARATIVE BALANCE SHEET
                                                               Schedule
                                                                Amount            Month              Month
                                                             July 24, 2000    July 31, 2000     August 31, 2000
                                                             -------------    -------------     ---------------
        #8                                     OTHER ASSETS
        --                                     ------------
                                 DUE FROM SUBSIDIARY-FRANCE      $(340,671)        $(340,671)          $(340,671)
                              DUE FROM SUBSIDIARY-AUSTRALIA         374,203           374,203             374,203
                         DUE FROM SUBSIDIARY-UNITED KINGDOM       9,249,494         9,249,494           9,343,897
                                DUE FROM SUBSIDIARY-GERMANY         362,407           362,407             362,405
                                                            ------------------------------------------------------
                                                                 $9,645,433        $9,645,433          $9,739,833
                                                            ------------------------------------------------------

       #14                 OTHER ASSETS-NET OF AMORTIZATION
       ---                 --------------------------------
                                                   GOODWILL        $168,322          $168,322            $165,676
                           PURCHASED RESEARCH & DEVELOPMENT         308,937           308,937             270,321
                                                   DEPOSITS          81,576            81,576              84,376
                                 INVESTMENT IN IMA, UK LTD.         233,000           233,000             233,000
                       INVESTMENT IN MITSUCON TECNOLOGIA SA       1,729,063         1,729,063           1,729,063
                                                            ------------------------------------------------------
                                                                 $2,520,898        $2,520,898          $2,482,436
                                                            ------------------------------------------------------

       #15                                     OTHER-ASSETS
       ---                                     ------------
                    NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA        $182,666          $182,666            $164,705
                                                            ======================================================

                                  PREPETITION TAXES PAYABLE
                                  -------------------------
                                 GENERAL INCOME TAX RESERVE        $167,188          $167,188            $167,188
                                  GENERAL SALES TAX RESERVE         146,165           146,165             146,165
                                  STATE SALES TAXES PAYABLE         (7,448)          (11,743)            (11,743)
                                                            ------------------------------------------------------
                                                                   $305,905          $301,610            $301,610
                                                            ------------------------------------------------------

       #27                                OTHER LIABILITIES
       ---                                -----------------
                                       ACCRUED COMPENSATION        $383,853          $383,853            $291,378
                                           ACCRUED EXPENSES         172,748           173,886              99,652
                                               ACCRUED RENT         251,590           251,590             274,677
                                           ACCRUED INTEREST         137,015           137,015             137,015
                                                            ------------------------------------------------------
                                                                   $945,206          $946,344            $802,722
                                                            ------------------------------------------------------


    NAME :                          INFORMATION MANAGEMENT ASSOCIATES, INC.
                                                      CASE NUMBER :00-33268


                                                           INCOME STATEMENT   7 Days Ending          Month
                                                                              July 31, 2000     August 31, 2000
                                                                              -------------     ---------------
         1                                                   GROSS REVENUES           $265,729         $1,036,119
                                  ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                84,754
         2                                      LESS:RETURNS AND ALLOWANCES                 -                  -
                                                                            --------------------------------------
         3                                                      NET REVENUE            265,729          1,120,873
                                                                            --------------------------------------
                                                        COST OF GOODS SOLD:
         4                                                         MATERIAL                 -                  -
         5                                                      DIRECTLABOR                 -                  -
         6                                 DIRECT OVERHEAD- 3RD PARTY COSTS              4,760             31,206
                                                                            --------------------------------------
         7                                         TOTAL COST OF GOODS SOLD              4,760             31,206
                                                                            --------------------------------------
         8                                                     GROSS PROFIT            260,969          1,089,667
                                                                            --------------------------------------
                                                        OPERATING EXPENSES:
         9                                     OFFICER/INSIDER COMPENSATION                 -             152,369
        10                                            SELLING AND MARKETING             44,058             97,509
        11                                       GENERAL AND ADMINISTRATIVE             37,251            464,985
        12                                                   RENT AND LEASE                 -              19,096
        13                                                            OTHER                 -                  -
                                                                            --------------------------------------
        14                                          TOTAL OPERATING EXPENSE             81,309            733,959
                                                                            --------------------------------------
        15                   INCOME BEFORE NON-OPERATING INCOME AND EXPENSE            179,660            355,708
                                                                            --------------------------------------
                                          OTHER INCOME  INCOME AND EXPENSE:
        16                                  NON OPERATING INCOME - INTEREST                 -             (3,622)
        17                                            NON OPERATING EXPENSE                 -                  -
        18                                                 INTEREST EXPENSE                 -               2,417
        19                                             DEPRECIATION EXPENSE                 -              67,341
        20                                                     AMORTIZATION                 -              55,564
        21                                                            OTHER                 -                  -
                                                                            --------------------------------------
        22                                     NET OTHER INCOME AND EXPENSE            179,660            121,699
                                                    REORGANIZATION EXPENSE:
        23                                                PROFESSIONAL FEES                 -                  -
        24                                                  US TRUSTEE FEES                 -                  -
        25                                                            OTHER                 -                  -
                                                                            --------------------------------------
        26                                     TOTAL REORGANIZATION EXPENSE                 -                  -
                                                                            --------------------------------------
        27                                                       INCOME TAX                 -                  -
                                                                            --------------------------------------
        28                                                       NET PROFIT           $179,660           $234,009
                                                                            ======================================


    NAME :               INFORMATION MANAGEMENT ASSOCIATES, INC.
                                           CASE NUMBER :00-33268


                                 CASH RECEIPTS AND DISBURSEMENTS  7 Days Ending         Month
                                                                  July 31, 2000    August 31, 2000
                                                                  -------------    ---------------
         1                               CASH-BEGINNING OF MONTH    $1,159,911        $1,374,372
                                                                 ------------------------------------
                                        RECEIPTS FROM OPERATIONS
         2                                            CASH SALES               -                  -
                               COLLECTION OF ACCOUNTS RECEIVABLE
         3                                           PREPETITION          207,021            503,785
         4                                         POST PETITION               -                  -
                                                                 ------------------------------------
         5                              TOTAL OPERATING RECEIPTS          207,021            503,785
                                                                 ------------------------------------
                                          NON-OPERATING RECEIPTS
         6                                    LOANS AND ADVANCES               -
         7                                        SALE OF ASSETS               -
         8                                                 OTHER           19,679             14,411
                                                                 ------------------------------------
         9                          TOTAL NON OPERATING RECEIPTS           19,679             14,411
                                                                 ------------------------------------
        10                                        TOTAL RECEIPTS          226,700            518,196
                                                                 ------------------------------------
        11                                  TOTAL CASH AVAILABLE          226,700            518,196
                                                                 ------------------------------------
                                         OPERATING DISBURSEMENTS
        12                                           NET PAYROLL            5,097            371,302
        13                                    PAYROLL TAXES PAID               -             190,576
        14                         SALES, USE & OTHER TAXES PAID               -               4,345
        15                                 SECURED/RENTAL/LEASES               -              33,542
        16                                             UTILITIES               -              14,741
        17                                             INSURANCE            5,064             85,719
        18                                   INVENTORY PURCHASES               -                  -
        19                                      VEHICLE EXPENSES               -                  -
        20                                                TRAVEL               -             127,416
        21                                         ENTERTAINMENT               -                  -
        22                               REPAIRS AND MAINTENANCE               -                 653
        23                                              SUPPLIES               -                 209
        24                                           ADVERTISING               -               4,117
        25                                                 OTHER            2,078             33,727
                                                                 ------------------------------------
        26                         TOTAL OPERATING DISBURSEMENTS           12,239            866,347
                                                                 ------------------------------------
                                    TOTAL REORGANIZATION EXPENSE
        27                                     PROFESSIONAL FEES                -                  -
        28                                       US TRUSTEE FEES                -                  -
        29                                                 OTHER                -                  -
                                                                 ------------------------------------
        30                          TOTAL REORGANIZATION EXPENSE                -                  -
                                                                 ------------------------------------
        31                                   TOTAL DISBURSEMENTS           12,239            866,347
                                                                 ------------------------------------
        32                                         NET CASH FLOW          214,461          (348,151)
                                                                 ------------------------------------
        33                                   CASH - END OF MONTH       $1,374,372         $1,026,221
                                                                 ====================================


    NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
                               CASE NUMBER :00-33268


                          ACCOUNTS RECEIVABLE AGING:                                      Month             Month
                                                                                      July 31, 2000    August 31, 2000
         1                                 0-30 DAYS                                          $57,125           $301,413
         2                                31-60 DAYS                                          701,632            547,641
         3                                61-90 DAYS                                           73,534            345,678
         4                                  91+ DAYS                                        4,898,403          3,764,610
                                                                                    -------------------------------------
         5                 TOTAL ACCOUNTS RECEIVABLE                                        5,730,694          4,959,342
                           OTHER ACCOUNTS RECEIVABLE                                        1,417,897          1,747,343
         6           AMOUNT CONSIDERED UNCOLLECTABLE                                      (6,430,768)        (5,759,974)
                                                                                    -------------------------------------
         7                  ACCOUNTS RECEIVABLE(NET)                                         $717,824           $946,711
                                                                                    =====================================

                                                                                    =====================================



           AGING OF POST PETITION TAXES AND PAYABLES:
                                       TAXES PAYABLE:   0-30 DAYS    31-60 DAYS     61-90 DAYS        91+ DAYS         TOTAL
                                                        ---------    -----------    -----------       ---------        -----
         1                                    FEDERAL          $-             $-              $-               $-           $-
         2                                      STATE           -              -               -                -            -
         3                                      LOCAL           -              -               -                -            -
         4                                      OTHER           -              -               -                -            -
                                                      --------------------------------------------------------------------------
         5                        TOTAL TAXES PAYABLE          $-             $-              $-               $-           $-
                                                      ==========================================================================

         6                          ACCOUNTS PAYABLE:     $119,328       $186,098            $144              $-      $305,570
                                                      ==========================================================================


                        STATUS OF POSTPETITION TAXES:
                                              FEDERAL           BEGIN TAX         AMOUNT W/H OR        AMOUNT PAID      ENDING TAX
                                              -------
                                                                LIABILITY               ACCRUED                          LIABILITY
         1                                WITHHOLDING                     $-           $109,110           $109,110             $-
         2                              FICA EMPLOYEE                      -            $28,838            $28,838              -
         3                              FICA EMPLOYER                      -            $28,838            $28,838              -
         4                               UNEMPLOYMENT                      -              $(14)              $(14)              -
         5                                     INCOME                      -                $-                 $-               -
         6                                      OTHER                      -                $-                 $-               -
                                                             ----------------------------------------------------------------------
         7                        TOTAL FEDERAL TAXES                      -           $166,772           $166,772              -
                                                             ----------------------------------------------------------------------
                                      STATE AND LOCAL
                                      ---------------
         8                                WITHHOLDING                      -             23,447             23,447              -
         9                                      SALES                   4,295                -               4,295              -
        10                                     EXCISE                      -                 -                  -               -
        11                               UNEMPLOYMENT                      -               (30)               (30)              -
        12                              REAL PROPERTY                      -                 -                  -               -
        13                         PERSONAL  PROPERTY                  46,170                -                  -           46,170
        14                                      OTHER                      -                387                387              -
                                                             ----------------------------------------------------------------------
        15                      TOTAL STATE AND LOCAL                  50,465            23,804             28,099          46,170
                                                             ----------------------------------------------------------------------
        16                                TOTAL TAXES                 $50,465          $190,576           $194,871         $46,170
                                                             =======================================================================


   NAME :  INFORMATION MANAGEMENT ASSOCIATES, INC.
                             CASE NUMBER :00-33268


                             BANK RECONCILIATIONS:    MONTH:           August-00

                                                    ACCOUNT #1         ACCOUNT #2       ACCOUNT #3    ACCOUNT #4
                                                    ----------         ----------       ----------    ----------
        A                                     BANK  PEOPLES BANK       PEOPLES BANK   PEOPLES BANK  PEOPLES BANK

        B                          ACCOUNT NUMBER:   048-7035708        064-7002287    048-7040507   064-7002279

        C                            PURPOSE(TYPE) IMA CUSTODIAL  IMA DIP OPERATING  IMA OPERATING   IMA PAYROLL
                                                         ACCOUNT        ACCOUNT # 1    ACCOUNT # 2   ACCOUNT # 1
          -----------------------------------------
        1               BALANCE PER BANK STATEMENT       $-           $485,839         $169,173         $-
        2          ADD:TOTAL DEPOSITS NOT CREDITED        -               -                -             -
        3              SUBTRACT:OUTSTANDING CHECKS        -           (37,346)          (4,690)       (25,005)
        4                  OTHER RECONCILING ITEMS        -               -                -           18,470
                                                                 ------------------------------------------------
        5              MONTH END BALANCE PER BOOKS       $-           $448,493         $164,483       $(6,536)
                                                                 ================================================
                                        DIFFERENCE                        -                -             -
        6             NUMBER OF LAST WRITTEN CHECK                     032661           033003         35702



                                                     ACCOUNT #5       ACCOUNT #6        ACCOUNT #7
                                                     ----------       ----------        ----------
        A                                     BANK    PEOPLES BANK    PEOPLES BANK      ALEX BROWN

        B                          ACCOUNT NUMBER:     048-7040515    048-7040523      24836526 *

        C                            PURPOSE(TYPE) IMA DIP PAYROLL    IMA DIP TAX     IMA RESTRICTED
                                                       ACCOUNT # 2        ACCOUNT            ACCOUNT
          -----------------------------------------
        1               BALANCE PER BANK STATEMENT       $-             $5,620         $414,160
        2          ADD:TOTAL DEPOSITS NOT CREDITED        -                 -              -
        3              SUBTRACT:OUTSTANDING CHECKS        -                 -              -
        4                  OTHER RECONCILING ITEMS        -                 -              -
                                                   ---------------------------------------------
        5              MONTH END BALANCE PER BOOKS       $-             $5,620         $414,160
                                                   =============================================
                                        DIFFERENCE        -                 -              -
        6             NUMBER OF LAST WRITTEN CHECK       N/A              1005            N/A





                              INVESTMENT ACCOUNTS:
                        BANK ACCOUNT NAME & NUMBER    DATE OF         TYPE OF       PURCHASE PRICE   CURRENT VALUE
                                                     PURCHASE        INVESTMENT
        7                   None                                                                $-              $-
        8                   None                                                                 -               -
        9                   None                                                                 -               -
       10                   None                                                                 -               -
                                                                                    -------------------------------
       11                         TOTAL INVESTMENT                                              $-              $-
                                                                                    ===============================

                                      CASH:

       12                         CURRENCY ON HAND                                                      None
       13                TOTAL CASH - END OF MONTH                                                    $1,026,221
                                                                                                   ==============

   NAME :            INFORMATION MANAGEMENT ASSOCIATES, INC.
                                       CASE NUMBER :00-33268


                     PAYMENTS TO INSIDERS AND PROFESSIONALS:          MONTH             August-00


                               INSIDERS
                                                        NAME       TYPE OF PAYMENT     AMOUNT PAID -   AMOUNT PAID-     AMOUNT PAID-
                                                                                              TRAVEL        PAYROLL      COMMISSIONS

                                                                                     -----------------------------------------------
        1                                       PAUL SCHMIDT                                      $-              -
        2                                           TOM HILL                                       -              -
        3                                      DAVID CALLARD                                       -              -
        4                                         DON MILLER                                       -              -
        5                                     PAUL FREDERICK                                   5,847         15,417
        6                                     MIKE MCGROARTY                                   3,073         13,334
        7                                       SHELDON PAUL                                   1,219         12,500
        8                                           KEN BOIN                                   3,430         10,417
        9                                        ROGER BEARD                                       -         14,733
       10                                          ROB CHASE                                       -         16,500
       11                                     MARIO FERRAIRO                                       -              -
       12                                       JIM ANDERSON                                       -         19,562           24,906
                                                                                     -----------------------------------------------
       13                          TOTAL PAYMENT TO INSIDERS                                 $13,568       $102,462          $24,906
                                                                                     ===============================================

                                                                                     ===============================================

                                                                                     ===============================================

                                                                                     ===============================================



                                                        NAME               OTHER          TOTAL PAID
                                                                       EXECUTORY             TO DATE
                                                                        PAYMENTS
                                                                      -------------------------------
        1                                       PAUL SCHMIDT                                     $-
        2                                           TOM HILL                                      -
        3                                      DAVID CALLARD                                      -
        4                                         DON MILLER                                      -
        5                                     PAUL FREDERICK              12,500              33,763
        6                                     MIKE MCGROARTY              12,500              28,907
        7                                       SHELDON PAUL                                  13,719
        8                                           KEN BOIN                                  13,846
        9                                        ROGER BEARD                                  14,733
       10                                          ROB CHASE                                  16,500
       11                                     MARIO FERRAIRO                                      -
       12                                       JIM ANDERSON                                  44,468
                                                                      -------------------------------
       13                          TOTAL PAYMENT TO INSIDERS             $25,000            $165,937
                                                                      ===============================

                                                                      ===============================

                                                                      ===============================

                                                                      ===============================




                  PROFESSIONALS
                                            NAME         DATE OF COURT   AMOUNT APPROVED    AMOUNT PAID   TOTAL PAID TO       TOTAL
                                                   AUTHORIZING PAYMENT                                             DATE    INCURRED
                                                                                                                           & UNPAID
        1                                   NONE                                                      -             -            -
        2                                                                                             -             -            -
        3                                                                                             -             -            -
        4                                                                                             -             -            -
        5                                                                                             -             -            -
                                                                                        --------------------------------------------
        6         TOTAL PAYMENT TO PROFESSIONALS                                                     $-            $-           $-
                                                                                        ============================================

                                                                                        ============================================

                                                                                        ============================================

                                                                                        ============================================


             POSTPETITION STATUS OF SECURED NOTES,LEASES
               PAYABLE AND ADEQUATE PROTECTION PAYMENTS
                                            NAME OF CREDITOR                  SCHEDULE   AMOUNTS PAID     TOTAL UNPAID   DATE PAID
                                                                               MONTHLY     DURING THE     POSTPETITION
                                                                           PAYMENT DUE          MONTH
        1       IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH                  $-                   $-               $-
                                                  LABS, INC)
        2                                   CROWN POINTE LLC                11,819             11,819                -
        3       EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                  -
        4                         FINOVA LOAN ADMINISTRATION                1,295                   -            1,295
        5                            AMERILEASE CORPORTATION                4,037                   -            4,037   09/08/2000
        6                           INTEL FINANCIAL SERVICES                4,619               4,619                -
        7                                        IOS CAPITAL                4,595                   -            4,595   09/08/2000
        8                                LUCENT TECHNOLOGIES                19,865                  -           19,865   09/01/2000
        9   VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)
       10                                    IBM CORPORATION                1,574               1,574                -
       11                                 T-TECH HOLDING CO.                11,967             11,967                -
                                                                       -----------------------------------------------
       12                                              TOTAL               $59,770            $29,978          $29,792
                                                                       ===============================================


-----------------------------------------------------------------------------------------------------------------------------------
CASE NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.          CASE NUMBER: 00-33268                   ACCRUAL BASIS
-----------------------------------------------------------------------------------------------------------------------------------



---------------------
   QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YES       NO
-----------------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
-----------------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSESSION ACCOUNT?                        X
-----------------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                     X
-----------------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIBILITIES THIS REPORTING PERIOD?                                              X
-----------------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                         X
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12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                           X
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

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


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

---------------------
INSURANCE
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                                                                                                                   YES       NO

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
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
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2. ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                                                                         X
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3. PLEASE ITEMIZE BELOW.
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


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


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                              INSTALLMENT PAYMENTS
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                                                             PAYMENT AMOUNT
   TYPE OF POLICY        CARRIER        PERIOD COVERED        & FREQUENCY
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


CASE NAME:               Information Management Associates, Inc.
CASE NUMBER:             00-33268





Questionnaire Explanations:


#2 -
      There are two accounts that remain open that are not Debtor in Possession ("DIP") Accounts. The Payroll DIP account was activated with our payroll service in early September 2000. The non-DIP Payroll account should be closed after the transition is complete by the end of September 2000. The company's non-DIP Operating account should be closed by the end of September 2000 also. Many domestic and foreign customers wire funds into this account. We have informed all customers of this change and the transition of receipt by electronic funds transfers to the new DIP Operating account should be completed within the planned timeframe.



#8 -
      Property taxes were owing to the city of Shelton and Orange County, California, at the end of August 2000. The post-petition amounts due these taxing authorities should be paid during September 2000.